Q1 2021 Conference Call Exhibit 99.2

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. The COVID-19 pandemic is adversely affecting us, our employees, customers, counterparties and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Deterioration in general business and economic conditions, including increases in unemployment rates or turbulence in U.S. or global financial markets, could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, and lead to a tightening of credit and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. 2

First Quarter 2021 Highlights Balance Sheet Growth Financial Performance Improving Credit Trends Strong Capital Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Record net income of $21.8 million driven by balance sheet growth and improved operating leverage Pre-Tax Pre-Provision ROAA(1) of 2.06%, up 40 bps from 4Q20 ROAA of 1.34% and ROTCE(1) of 14.86% Total assets increased 5.6% from 4Q20 to $6.8 billion Total loans and leases increased $13.1 million (ex. PPP loans), or 1.39% annualized, from 4Q20 Attractive deposit mix driven by strong inflows of non-interest bearing commercial deposits 3 Stable NIM $21.8 million Net Income $0.56 Earnings per Diluted Share 1.34% Return on Average Assets 10.96% Return on Average Equity $6.8 billion Total Assets 40.12% Noninterest Bearing Deposits 3.77% Net Interest Margin 12.09% CET1 Capital Ratio Net interest margin of 3.77% remains stable from 4Q20 NIM ex. accretion increased 3 bps to 3.64% Average cost of deposits decreased 3 bps to 0.12% from 0.15% in 4Q20 NPLs declined from 0.95% to 0.83% in 1Q21 NPAs (ex. government guarantee) declined from 0.69% to 0.59% in 1Q21 ALLL remains strong at 1.47% of total loans; 1.71% ex. PPP Allowance coverage increased to 176.87% CET1 and total capital ratios remained strong at 12.09 % and 15.96% Returning capital to stockholders through: $0.06 per share common stock dividend 332,744 shares of common stock repurchased

COVID-19 Response and PPP Update 4 A slow and balanced phased-in return to the workplace 70- 80% WFH through June 2021 All locations are now open with access to drive-up or lobby service 2nd round of PPP in process; primarily second draw PPP requests; average loan size of ~$137,000 and over $330 million approved by SBA(1) Continued assistance to our clients by processing payment deferrals; active deferrals decreased to 1.3% of total loans and leases as of March 31; reflecting improving environment Actively supporting community organizations and participating in local programs and initiatives PPP Loan Forgiveness ($ in millions) Total PPP Loan Production Details(1) Over 6,600 Applications Processed $965 million PPP Loans Funded PPP data as of April 26, 2021.

Loan and Lease Deferral Update – As of March 31, 2021 Conventional Deferral Trend ($ in millions) Note: Data as of March 31, 2021. Due to rounding, amounts may not calculate precisely. Represents sectors with less than 5% of the total portfolio. Excludes PPP loans. Balance less than $50,000. Excludes SBA 7(a) loans that are currently receiving CARES Act subsidy payments. 5 (1) Overview of Deferrals Government Guaranteed Lending deferrals decreased by $40.8 million from Q420 As of March 31, 2021, of the $19.3 million of conventional loans currently on deferral: 3 loans for $6.3 million remain on the first deferral 10 loans for $13.0 million were granted an additional deferral All deferrals granted based on need and risk ratings confirmed Active Deferrals Government Guaranteed Deferrals by Industry (1)

Loan and Lease Trends ($ in millions) Originations and Payoffs(1) Portfolio by Segment Total Loans & Leases and Average Yield Total loans and leases were $4.5 billion at 1Q21, an increase of $114.1 million, primarily due to new PPP loan fundings Originated portfolio increased $181.0 million, or $81.8 million ex-PPP from prior quarter Growth in commercial and commercial real estate loans and equipment leasing offset by runoff in residential real estate portfolio Acquired portfolio decreased by $66.9 million Payoff activity decreased by $52.7 million versus 4Q20 $123.3 million in 1Q21 compared to $176.1 million in 4Q20 Rate Type⁽¹⁾ 6 Year-over-Year Change $609.6MM or 16% Excludes PPP Loans.

Government-Guaranteed Lending ($ in millions) On Balance Sheet SBA 7(a) & USDA Loans Top 5 SBA 7(a) lender in the United States - #1 in Illinois & Wisconsin Servicing $1.6 billion in government guaranteed loans for investors ALLL/Unguaranteed loan balance ~ 8.9 % SBA program enhancements: Subsidy Payments apply to 7(a) loans(3) SBA 7(a) program – 75% guarantee increased to 90% 7(a) and 504 fees waived Restaurant Revitalization Fund (RRF) - funding to help restaurants and other eligible businesses through grants Serviced Loan Sector Concentration Total SBC Closed Loan Commitments 7 (1) Represents sectors with less than 5% of the total portfolio. Excludes PPP Loans. Under the Economic Aid Act enacted on December 27, 2020, the SBA began making payments on covered loans for two months on or after February 1, 2021. (Impacted industries, including accommodation and food service, may receive an additional three months of principal and interest payments). Second round of payments are capped at $9,000 per month. All SBA program subject to adjustment by the SBA based on availability of funds.

Total deposits increased $272.5 million to $5.03 billion Strong inflow of commercial non-interest bearing deposits Continued improvement in deposit mix with non-interest bearing deposits increasing to 40.1% of total deposits from 37.1% in 4Q20 Loans to deposits remains stable at 89.23% Commercial deposits accounted for 49.5% of total deposits and represents 76.4% of all non-interest bearing deposits Deposit Trends ($ in millions) Average Non-Interest Bearing Deposits Deposit Composition Cost of Interest Bearing Deposits 8 Year-over-Year Change $724.7MM or 56%

Net Interest Income and Net Interest Margin Trends ($ in millions) Net interest income was $56.6 million, up 1.1% from 4Q20 Net interest margin unchanged from 4Q20 at 3.77% Excluding accretion income, net interest margin increased 3 basis points from 4Q20 Average cost of deposits for month of March down to 11 bps compared to 12 bps for 1Q21 $308.7 million of CDs maturing in 2Q21 with an average rate of 0.41 % Net Interest Margin Drivers of NIM Change NIM, Yields, and Costs 9

Total Non-Interest Income Non-Interest Income Trends ($ in millions) Non-interest income decreased $2.0 million from 4Q20 Lower volume of loan and securities sales $1.5 million loan servicing asset revaluation charge Added $50.0 million of BOLI in March – 2.48% nominal yield Volume Sold and Average Net Premiums Net Gains on Sales of Loans Government Guaranteed Loan Sales $73.9 million of loan sales in 1Q21, compared to $108.1 million in 4Q20 The secondary market for government guaranteed loans remain strong, with premiums well above historical levels 10

Non-Interest Expense Trends ($ in millions) Non-interest expense declined to $38.8 million from $47.0 million in 4Q20 Branch consolidation charges of $4.2 million in prior quarter Assets held for sale impairment charge of $604,000 compared to $4.0 million in prior quarter $2.8 million in deferred loan origination costs for second round of PPP Efficiency ratio of 51.25%; Adjusted efficiency ratio(1) of 50.41% improved from 55.77% in 4Q20 Non-interest expense / average assets was 2.39%; Adjusted non-interest expense / average assets(1) to 2.35% in 1Q21 from 2.67% in 4Q20 Efficiency Ratio Non-Interest Expense Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. 11

Asset Quality Trends ($ in millions) Non-performing assets to total assets declined to 0.64% in 1Q21 from 0.74% in 4Q20 NPLs/ Total Loans & Leases decreased 12 bps to 0.83% in 1Q21 from 0.95% in 4Q20 NPLs/ Total Loans & Leases (excluding government guaranteed) decreased 10 bps to 0.76% in 1Q21 from 0.86% in 4Q20 NCOs/ average loans and leases were 47 bps in 1Q21, unchanged from 4Q20 ALLL/Loans and Leases was 1.47% in 1Q21 compared to 1.53% in 4Q20 Excluding PPP loans, ALLL/Loans and Leases was 1.71% compared to 1.74% in 4Q20 ALLL / NPL coverage increased to 176.87% from 161.42% in 4Q20 Acquisition accounting adjustments (AAA) on acquired loans decreased to $10.4 million versus $13.4 million in the prior quarter NPLs / Total Loans & Leases Loss Absorbency 12

Project Sox Offer Migration Strong Liquidity and Capital Position Liquidity Position and Funding Profile Strong Capital Base 13 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. CET1 of 12.09% and Total Capital Ratio of 15.96% Excess CET1 capital above conservation buffer of $252.7 million Accelerating capital returns to stockholders through: Declared common dividend of $0.06 per share for the quarter 332,744 shares of common stock repurchased with approximately 917,000 shares remaining in the share repurchase program Capital Ratios Access to $2.5 billion of liquidity available Loan / Deposit ratio of 89.23% $75.9 million of cash at the holding company at 1Q21

14 2021 Outlook and Strategic Priorities Maintain Strong Capital, Liquidity and Reserves To Support Organic Growth Accelerate Loan Production as Economic Growth Continues Continue Investing in Technology to Improve Efficiencies and Enhance Revenue Generation M&A Opportunities with Attractive Metrics and Return Profile Increase Return of Capital to Stockholders Realize Improved Operating Leverage Following Recent Branch Consolidations

Appendix

Select COVID-19 Industries ($ in millions) Total loan and lease portfolio (excluding PPP) stood at $3.8 billion as of March 31, 2021; Aggregate exposure to select COVID-19 industries ~ 8.7% of portfolio Restaurants represent the largest exposures at $124.2 million or 3.2% of total loans and leases, down from $128.3 million or 3.4% of total loans and leases at December 31, 2020 Hotel exposure at $42.0 million, down $4.0 million compared to December 31, 2020 16 Note: Excludes PPP loans. Remaining Loan and Lease Portfolio $3,722.9 90.2% Select COVID-19 Industries $334.5 8.7

Hotels Portfolio Characteristics Balance: $42.0 million Conventional: $23.7 million Leasing: $647,000 SBA: $17.6 million Guaranteed: None Average loan: $538,000 Largest loan: $10.0 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $4.5 million / 11% Active SBA subsidy: $7.8 million / 19% Restaurants Portfolio Characteristics Balance: $124.2 million Conventional: $61.0 million Leasing: $2.5 million SBA: $60.7 million Guaranteed: $6.4 million Average loan: $195,000 Largest loan: $3.5 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $14.0 million / 11% Active SBA subsidy: $40.2 million / 32% Amusement Portfolio Characteristics Balance: $43.9 million Conventional: $20.0 million Leasing: $2.1 million SBA: $21.8 million Guaranteed: $1.7 million Average loan: $252,000 Largest loan: $5.3 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $3.3 million / 8% Active SBA subsidy: $16.1 million / 37% 17 Select COVID-19 Industries Detail ($ in millions) Note: Data as of March 31, 2021. Excludes SBA 7(a) loans that are currently receiving CARES Act subsidy payments.

Religious/Non-Profit/Civic Portfolio Characteristics Balance: $34.5 million Conventional: $23.3 million Leasing: $1.4 million SBA: $9.8 million Guaranteed: None Average loan: $208,000 Largest loan: $4.7 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): None Active SBA subsidy: $329,000 / 1% Nursing Homes Portfolio Characteristics Balance: $43.5 million Conventional: $35.9 million Leasing: $764,000 SBA: $6.8 million Guaranteed: None Average loan: $945,000 Largest loan: $15.0 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): None Active SBA subsidy: $35,000 / < 1% Trucking/Transportation Portfolio Characteristics Balance: $34.8 million Conventional: $22.4 million Leasing: $3.7 million SBA: $8.6 million Guaranteed: $1.9 million Average loan: $173,000 Largest loan: $3.0 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $263,000 / 1% Active SBA subsidy: $78,000 / < 1% 18 Select COVID-19 Industries Detail (Continued) ($ in millions) Note: Data as of March 31, 2021. Excludes SBA 7(a) loans that are currently receiving CARES Act subsidy payments.

PPP Impact on 1Q21 Financials 19

Projected Acquisition Accounting Accretion Projected Accretion(1) ($ in millions) Accretion as a Percentage of Total Revenue 20 Projections are updated quarterly, assumes no prepayments and are subject to change.

Five Quarter Financial Summary ($ in millions, except per share data) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. 21

Non-GAAP Reconciliation 22

Non-GAAP Reconciliation (continued) 23

Non-GAAP Reconciliation (continued) 24

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Non-GAAP Reconciliation (continued) 26